                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  Form 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): November 29, 1997

                                  UNICOMP, INC.
            (Exact name of registrant as specified in its charter)

                          Commission file number: 0-15671

           Colorado                                    84-1023666)
  (State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)


                          1850 Parkway Place, Suite 925
                             Marietta, Georgia 30067
          (Address of principal executive offices including zip code)

    Registrant's telephone number, including area code: (770) 424-3684

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements of Business Acquired

    On November 29, 1997, UniComp, Inc. (the "Company") acquired 100% of the issued and outstanding capital stock of Novatek Corporation and Sun and Sky Development Corporation (together "Novatek"). The Company acquired all of the capital stock of Novatek for 788,708 shares of its common stock, or approximately $6.9 million, pursuant to an Agreement and Plan of Reorganization dated November 29, 1997 (the "Agreement"). The terms of the Agreement and the amount of the consideration paid for the Novatek capital stock was determined through arms-length negotiations among the parties. The transaction was accounted for as a pooling-of-interest and audited financial statements for the appropriate period based on the significant subsidiary tests are filed under this item.

    The description of the transactions contemplated by the Agreement is qualified entirely by reference to the Agreement which was previously filed as Exhibit 2.1 and is incorporated herein by reference.

Report of Independent Accountants

To the Stockholders and Directors of Novatek Corporation

We have audited the accompanying balance sheet of Novatek Corporation as of December 31, 1996, and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Novatek Corporation as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

As discussed in Note 7 to the financial statements, the Company was acquired by UniComp, Inc., a publicly traded U.S. Company, on November 30, 1997, in exchange for 788,708 shares of UniComp, Inc. common stock. The transaction has been accounted for as a pooling-of-interests.


                                      COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
January 2, 1998

                              NOVATEK CORPORATION
                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

    Novatek Corporation Balance Sheet December 31, 1996

ASSETS
------------------------------------------------------------------------------------------------------
Current assets:
 Trade accounts receivable, net of allowance for doubtful accounts of $7,500..........................  $  124,328
 Inventories, net of reserve of $10,500...............................................................     316,299
                                                                                                        ----------
   Total current assets...............................................................................     440,627
 Property and equipment, net..........................................................................       5,909
 Other assets.........................................................................................         210
                                                                                                        ----------
   Total assets.......................................................................................  $  446,746
                                                                                                        ----------
                                                                                                        ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Cash overdraft.......................................................................................  $   57,711
 Accounts payable.....................................................................................     265,980
 Accrued expenses.....................................................................................       7,795
 Capital lease obligation.............................................................................      26,465
                                                                                                        ----------
   Total current liabilities..........................................................................     357,951
Purchase commitments (Note 6)
Stockholders' equity:
 Common stock, no par value; 500 shares authorized, 500 shares issued and outstanding.................         500
 Additional paid-in capital...........................................................................      47,556
 Retained earnings....................................................................................      40,739
                                                                                                        ----------
   Total liabilities and stockholders' equity.........................................................  $  446,746
                                                                                                        ----------
                                                                                                        ----------

    The accompanying notes are an integral part of these financial statements.

                              NOVATEK CORPORATION
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Revenues:
  Equipment..................................................................... $6,314,863
  Services......................................................................    243,370
                                                                                 ----------
    Total revenues..............................................................  6,558,233
Cost of sales...................................................................  5,121,191
                                                                                 ----------
    Gross profit................................................................  1,437,042
Selling, general and administrative.............................................  1,443,701
Depreciation....................................................................      7,229
                                                                                 ----------
    Total operating expenses....................................................  1,450,930
Operating loss..................................................................    (13,888)
Other income, net...............................................................        430
                                                                                 ----------
Loss before provision for income taxes..........................................    (13,458)
Income tax provision............................................................        818
                                                                                 ----------
    Net loss....................................................................  $ (14,276)
                                                                                 ----------
                                                                                 ----------



    The accompanying notes are an integral part of these financial statements.

                              NOVATEK CORPORATION
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                             COMMON STOCK
                                                         --------------------
                                                                               ADDITIONAL                 TOTAL
                                                                                 PAID-IN    RETAINED   STOCKHOLDERS'
                                                          SHARES     AMOUNT      CAPITAL    EARNINGS      EQUITY
                                                         ---------  ---------  -----------  ---------  ------------
Balance, December 31, 1995.............................        500  $     500   $  47,556   $  55,015   $  103,071
  Net loss.............................................                                       (14,276)     (14,276)
                                                         ---------  ---------  -----------  ---------  ------------
Balance, December 31, 1996.............................        500  $     500   $  47,556   $  40,739   $   88,795
                                                         ---------  ---------  -----------  ---------  ------------
                                                         ---------  ---------  -----------  ---------  ------------

   The accompanying notes are an integral part of these financial statements.

                              NOVATEK CORPORATION
                           STATEMENTS OF CASH FLOWS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

Net cash provided by operating activities:
  Net loss...............................................................    $(14,276)
  Adjustments to reconcile net income to net cash used by operations:
    Depreciation and amortization........................................       7,229
    Allowance for doubtful accounts......................................       7,500
    Inventory reserve....................................................      10,500
    Changes in assets and liabilities:
      Accounts receivables...............................................     138,615
      Inventories........................................................     (20,494)
      Prepaid expenses and deposits......................................      74,790
      Accounts payable...................................................     (29,000)
      Accrued expenses...................................................       5,820
                                                                             ---------
        Net cash provided by operating activities........................     180,684
                                                                             ---------
Cash flows from investing activities:
  Cash expenditures for property and equipment...........................      (4,403)
                                                                             ---------
        Net cash used in investing activities............................      (4,403)
                                                                             ---------
Cash flows from financing activities:
  Repayment of stockholder loans.........................................    (127,950)
  Cash expenditures for capital lease obligations........................     (18,085)
  Decrease in bank overdraft.............................................     (30,246)
                                                                             ---------
        Net cash used in financing activities............................    (176,281)
                                                                             ---------
Net decrease in cash.....................................................           0
Cash and cash equivalents at beginning of period.........................           0
                                                                             ---------
Cash and cash equivalents at end of period...............................   $       0
                                                                             ---------
                                                                             ---------

    The accompanying notes are an integral part of these financial statements.


                              NOVATEK CORPORATION
                         NOTES TO FINANCIAL STATEMENTS


1.  Summary of Significant Accounting Policies:

The Company

Novatek Corporation (the "Company") assembles, develops, and supports hardware products for use in the payment transaction processing industry. The Company resells hardware that is used for retailers to process credit card payments.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions underlying the reported amounts and disclosures. Changes in the status of certain matters, facts or circumstances underlying these estimates could result in material changes to these estimates, and actual results could differ from these estimates.

Revenue Recognition

Revenues from the sale of hardware products are recognized upon delivery and determination that collectibility is probable. Revenues from consulting services are recognized when the services are provided.

Inventories

Inventories consist of finished goods which are purchased by the Company for resale and used equipment which the Company refurbishes prior to resale. Inventories are stated at the lower of cost or market, cost being determined on a first-in first-out (FIFO) basis.

Property and Equipment

Property and equipment consists of furniture and fixtures, computers and equipment, stated at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the related assets. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts. The resulting gain or loss is recognized in operations for the period.

Income Taxes

Income taxes are provided on taxable income at the statutory rates applicable to such income in the United States under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets which arise from differences in the book and tax basis of the assets and liabilities of the Company. As of December 31, 1996, there are no significant current or deferred tax assets or liabilities.

Advertising Costs

The Company expenses costs of advertising as incurred. Total advertising expense for the year ended December 31, 1996 was $11,918.

2.   Property and Equipment:

The components of property and equipment at December 31, 1996 are as follows:



                                        ESTIMATED
                                        USEFUL LIFE
                                          (YEARS)                1996
                                        -----------           ---------
Furniture and fixtures...............        7                $  52,443
Machinery and equipment..............        5                    9,298
Rental equipment.....................        5                    4,725
Leasehold improvements...............        5                    5,636
                                                                ---------
                                                                 72,102
Less accumulated depreciation............................       (66,193)
                                                                ---------
                                                                 $5,909
                                                                ---------
                                                                ---------


3.   Related Party Transactions:

The two principal shareholders and officers of the Company periodically loan funds to the Company for working capital needs. At December 31, 1996, no such loans were outstanding. In 1997, the Company has entered into a month-to-month operating lease with its officers for office space.

4.   Leases:

The Company leases office space on a month-to-month basis under operating leases. Rental expense for the year was $25,985. The Company leases office equipment under capital leases which expire in 1997. Lease payments in 1996 were $18,085. Remaining minimum lease payments at December 31, 1996 were $26,465.

5.   Employment Agreements:

In January 1992, the Company entered into agreements with two nonshareholder employees whereby each employee is entitled to receive either five percent of the proceeds from the sale of the Company or shares equal to five percent of the outstanding shares prior to a public offering of the Company's common stock. These agreements were determined to constitute a variable plan as defined in Accounting Principles Board Opinion No.25, Accounting for Stock Issued to Employees, and accordingly, Novatek recorded no compensation expense at the time the agreements were issued. See Note 7.

6.   Purchase Commitments:

Effective January 1, 1997, the Company entered into an agreement with a major credit card transaction processing company. Under the agreement, Novatek committed to purchase $1,500,000 of equipment for resale from the credit card transaction processing company on a quarterly basis through the end of 1997. In exchange for this purchase commitment, Novatek was designated a preferred reseller and installer of the vendor's credit card transaction processing equipment in the United States. Novatek did not meet the prescribed minimum purchase commitments under the agreement.

7.   Subsequent Event:

The Company was acquired by UniComp, Inc., ("UniComp") a publicly traded U.S. Company, on November 30, 1997, in exchange for 788,708 shares of UniComp, Inc. common stock. The transaction has been accounted for as a pooling-of-interests. UniComp develops and markets platform-migration software and development tools that enable users to migrate applications written for proprietary IBM mid-range computer systems to portable operating systems such as UNIX and Windows NT in the United States and the United Kingdom.

As discussed in Note 5, in January 1992, the Company entered into agreements with two nonshareholder employees whereby each employee was entitled to receive five percent of the proceeds from the sale of the Company. Novatek recorded no compensation expense in conjunction with the issuance of these agreements. Therefore, UniComp recorded compensation expense equal to ten percent of the total purchase price for issuance of stock to the two employees at the time of the purchase.

    (b) Pro Forma Financial Information

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

    ASSUMPTIONS

    The unaudited pro forma balance sheet reflects the combination of the historical consolidated February 28, 1997 balance sheet of UniComp and the December 31, 1996 balance sheet of Novatek. The acquisition of Novatek was accounted for as a pooling-of-interest.

    PRO FORMA ADJUSTMENT

    The following adjustment has been made to the unaudited pro forma consolidated balance sheet:

    (a) The stockholders' equity accounts have been adjusted to reflect the conversion of all Novatek common stock into 788,708 shares of UniComp common stock.

    No other adjustments were necessary to present the unaudited pro forma consolidated balance sheet since the accounting policies of Novatek prior to the merger were substantially the same as that of the Company and there were no significant transactions between the parties prior to the merger.

UniComp, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                       UNICOMP      NOVATEK     PRO FORMA     PRO FORMA
                                                       2/28/97      12/31/96   ADJUSTMENTS  CONSOLIDATED
--------------------------------------------------  -------------  ----------  -----------  -------------
                        Assets
Current assets:
  Cash and cash equivalents.......................  $   3,810,195  $              $          $  3,810,195
  Accounts receivable, net........................      9,924,738     124,328                  10,049,066
  Receivables from related parties................        353,500                                 353,500
  Other Receivables...............................        150,611                                 150,611
  Inventories.....................................      1,910,821     316,299                   2,227,120
  Prepaid pension.................................        442,030                                 442,030
  Prepaid expenses................................        802,304                                 802,304
  Deferred Income Taxes...........................         61,200                                  61,200
  Other...........................................         63,655                                  63,655
                                                    -------------  ----------     --------    -----------
    Total current assets..........................     17,519,054     440,627                  17,959,681
                                                    -------------  ----------     --------    -----------
Property and equipment, net.......................      4,124,800       5,909                   4,130,709
                                                    -------------  ----------     --------    -----------
Noncurrent assets:
  Acquired and developed software, net............      5,846,712                               5,846,712
  Goodwill, net...................................      3,161,431                               3,161,431
  Deferred Income Taxes...........................        505,757                                 505,757
  Other...........................................        307,438         210                     307,648
                                                    -------------  ----------     --------    -----------
    Total noncurrent assets.......................      9,821,338         210                   9,821,548
                                                    -------------  ----------     --------    -----------
    Total assets..................................  $  31,465,192  $  446,746     $           $31,911,938
                                                    -------------  ----------     --------    -----------
                                                    -------------  ----------     --------    -----------
                 Liabilities
Current liabilities:
  Accounts payable................................  $   3,210,582  $  265,980     $           $ 3,476,562
  Accrued expenses................................      1,186,232       7,795                   1,194,027
  Deferred revenues...............................      2,092,847                               2,092,847
  Lines of credit and bank overdraft..............      7,610,846      57,711                   7,668,557
  Income taxes payable............................        175,878                                 175,878
  Other accrued taxes.............................        602,325                                 602,325
  Current portion of notes payable................        492,428      26,465                     518,893
                                                    -------------  ----------     --------    -----------
    Total current liabilities.....................     15,371,138     357,951                  15,729,089
                                                    -------------  ----------     --------    -----------
Long-term liabilities:
  Notes payable...................................        879,063                                 879,063
  Deferred income taxes...........................        839,325                                 839,325
                                                    -------------  ----------     --------    -----------
    Total long-term liabilities...................      1,718,388                               1,718,388
                                                    -------------  ----------     --------    -----------
    Total liabilities.............................     17,089,526     357,951                  17,447,477
                                                    -------------  ----------     --------    -----------

Stockholders' equity
  Common stock....................................         68,878         500        7,387         76,765
  Additional contributed capital..................     13,076,378      47,556       (7,387)    13,116,547
  Retained earnings...............................      2,001,711      40,739                   2,042,450
  Treasury stock..................................       (608,810)       --                      (608,810)
  Cumulative translation adjustment...............       (162,491)       --                      (162,491)
                                                    -------------  ----------     --------    -----------
    Total stockholders' equity....................     14,375,666      88,795        --        14,464,461
                                                    -------------  ----------     --------    -----------
    Total liabilities and stockholders' equity....  $  31,465,192  $  446,746     $  --       $31,911,938
                                                    -------------  ----------     --------    -----------
                                                    -------------  ----------     --------    -----------




SEE NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

            NOTES TO THE UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

    ASSUMPTIONS

    The unaudited pro forma statements of operations reflects the combination of the historical consolidated February 28, 1997 statement of operations of UniComp with the December 31, 1996 statement of operations of Novatek, the February 29, 1996 statement of operations of UniComp with the December 31, 1995 statement of operations of Novatek, and the February 28, 1995 statement of operations of UniComp with the December 31, 1994 statement of operations of Novatek.

    PRO FORMA ADJUSTMENT

    No adjustments were made to the unaudited pro forma statement of operations since the accounting policies of Novatek prior to the acquisition were substantially the same as that of the Company, and there were no significant transactions between the parties prior to the merger.

UniComp, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                      UNICOMP       NOVATEK       PRO FORMA
                                                      2/28/97       12/31/96    CONSOLIDATED
                                                    ------------  ------------  -------------
Revenues:
  Equipment.......................................  $  6,222,698  $  6,314,863  $  12,537,561
  Services........................................    11,039,143       243,370     11,282,513
  Software........................................     7,889,208                    7,889,208
                                                    ------------  ------------  -------------
    Total Revenue.................................    25,151,049     6,558,233     31,709,282
                                                    ------------  ------------  -------------
Cost of sales:
  Equipment.......................................     5,234,084     5,121,191     10,355,275
  Services........................................     2,247,797                    2,247,797
  Software........................................     3,011,393                    3,011,393
                                                    ------------  ------------  -------------
    Total cost of sales...........................    10,493,274     5,121,191     15,614,465
                                                    ------------  ------------  -------------
Gross profit......................................    14,657,775     1,437,042     16,094,817
                                                    ------------  ------------  -------------
Selling, general, and administrative..............    11,841,767     1,443,701     13,285,468
Depreciation expense..............................       741,731         7,229        748,960
                                                    ------------  ------------  -------------
    Total operating expenses......................    12,583,498     1,450,930     14,034,428
                                                    ------------  ------------  -------------
Operating income (loss)...........................     2,074,277       (13,888)     2,060,389
Other income (expense)
  Other, net......................................        45,730           430         46,160
  Interest, net...................................      (282,112)                    (282,112)
                                                    ------------  ------------  -------------
    Total other income (expense), net.............      (236,382)          430      (235,952)

Income before provision for income taxes..........     1,837,895       (13,458)     1,824,437
                                                    ------------  ------------  -------------
Provision for income taxes........................       311,820           818        312,638
                                                    ------------  ------------  -------------
Net income........................................  $  1,526,075  $    (14,276) $   1,511,799
                                                    ------------  ------------  -------------
                                                    ------------  ------------  -------------
Earnings per share................................  $       0.26                $        0.22
                                                    ------------                -------------
                                                    ------------                -------------
Weighted average number of shares.................     5,970,522                    6,759,230



SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

UniComp, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                      UNICOMP       NOVATEK       PRO FORMA
                                                      2/29/96       12/31/95    CONSOLIDATED
                                                    ------------  ------------  -------------
Revenues:
  Equipment.......................................  $  5,516,470  $  4,870,316  $  10,386,786
  Services........................................     9,577,845                    9,577,845
  Software........................................     7,196,704                    7,196,704
                                                    ------------  ------------  -------------
    Total Revenue.................................    22,291,019     4,870,316     27,161,335
                                                    ------------  ------------  -------------
Cost of sales:
  Equipment.......................................     4,292,687     3,709,187      8,001,874
  Services........................................     1,754,963                    1,754,963
  Software........................................     1,930,072                    1,930,072
                                                    ------------  ------------  -------------
    Total cost of sales...........................     7,977,722     3,709,187     11,686,909
                                                    ------------  ------------  -------------
Gross profit......................................    14,313,297     1,161,129     15,474,426
                                                    ------------  ------------  -------------
Selling, general, and administrative..............    11,048,431     1,157,857     12,206,288
Depreciation expense..............................       709,858        15,673        725,531
                                                    ------------  ------------  -------------
    Total operating expenses......................    11,758,289     1,173,530     12,931,819
                                                    ------------  ------------  -------------
Operating income (loss)...........................     2,555,008       (12,401)     2,542,607
Other income (expense)
  Other, net......................................       (41,701)        9,119        (32,582)
  Interest, net...................................      (251,182)        9,807       (241,375)
                                                    ------------  ------------  -------------
    Total other income (expense), net.............      (292,883)       18,926       (273,957)
Income before provision for income taxes..........     2,262,125         6,525      2,268,650
                                                    ------------  ------------  -------------
Provision for income taxes........................       202,615         1,182        203,797
                                                    ------------  ------------  -------------
Net income........................................  $  2,059,510  $      5,343  $   2,064,853
                                                    ------------  ------------  -------------
                                                    ------------  ------------  -------------
Earnings per share................................  $       0.40                $        0.35
                                                    ------------                -------------
                                                    ------------                -------------
Weighted average number of shares.................     5,188,092                    5,976,800

SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

UniComp, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                        UNICOMP       NOVATEK      PRO FORMA
                                                        2/28/95       12/31/94    CONSOLIDATED
                                                      ------------  ------------  ------------
Revenues:
  Equipment.........................................  $  4,110,066  $  3,359,711    $7,469,777
  Services..........................................     7,219,178                   7,219,178
  Software..........................................     6,527,072                   6,527,072
  Sound systems.....................................       468,268                     468,268
                                                      ------------  ------------  ------------
    Total Revenue...................................    18,324,584     3,359,711    21,684,295
                                                      ------------  ------------  ------------
Cost of sales:
  Equipment.........................................     3,066,841     2,757,392     5,824,233
  Services..........................................     1,032,415                   1,032,415
  Software..........................................     2,038,418                   2,038,418
  Sound systems.....................................       304,570                     304,570
                                                      ------------  ------------  ------------
    Total cost of sales.............................     6,442,244     2,757,392     9,199,636
                                                      ------------  ------------  ------------
Gross profit........................................    11,882,340       602,319    12,484,659
                                                      ------------  ------------  ------------
Selling, general, and administrative................     9,014,043       566,356     9,580,399
Depreciation expense................................       651,551        18,333       669,884
                                                      ------------  ------------  ------------
    Total operating expenses........................     9,665,594       584,689    10,250,283
                                                      ------------  ------------  ------------
Operating income (loss).............................     2,216,746        17,630     2,234,376
Other income (expense)
  Other, net........................................       123,707         2,378       126,085
  Interest, net.....................................      (224,034)        3,795      (220,239)
                                                      ------------  ------------  ------------
    Total other income (expense), net...............      (100,327)        6,173       (94,154)
Income before provision for income taxes............     2,116,419        23,803     2,140,222
                                                      ------------  ------------  ------------
Provision for income taxes..........................       494,741         3,149       497,890
                                                      ------------  ------------  ------------
Net income..........................................  $  1,621,678  $     20,654  $  1,642,332
                                                      ------------  ------------  ------------
                                                      ------------  ------------  ------------
Earnings per share..................................  $       0.34                $       0.30
                                                      ------------                ------------
                                                      ------------                ------------
Weighted average number of shares...................     4,710,228                   5,498,936

SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

    (c) Exhibits

    EXHIBIT NO.        DESCRIPTION
    -----------        ------------

    Exhibit 2.1 Agreement and Plan of Reorganization By and Among UniComp, Inc., Smoky Mountain Technologies, Inc., Novatek Corporation, Its Shareholders, Sun and Sky Development Corporation, and Its Shareholders Dated November 29, 1997 (Previously filed with form 8-K filed on December 15, 1997)

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                                  SIGNATURES

    Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marietta, State of Georgia, on the 13th day of February, 1998.

                                       UNICOMP, INC.

                                       By: /s/ Stephen A. Hafer
                                           --------------------------
                                           Stephen A. Hafer
                                           Chairman of the Board, President
                                             and Chief Executive Officer